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                                                                 Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (File No. 33-56412, 33-67788, 33-53471, and 333-79179) of Northwestern Steel and Wire Company of our report dated November 13, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Chicago, Illinois
November 13, 2000